UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 5, 2013
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XILINX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California		95124
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 559-7778
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.
On March 5, 2013, Xilinx, Inc. issued a press release announcing an increase in the quarterly dividend from $0.22 to $0.25 per common share for the first quarter of fiscal 2014, payable on June 5, 2013. A copy of this press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits:
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Xilinx, Inc. dated March 5, 2013

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: March 5, 2013	By:	/s/ Jon A. Olson
Jon A. Olson
Senior Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Xilinx, Inc. dated March 5, 2013